UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2023

CEDAR FAIR, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9444	34-1560655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Cedar Point Drive, Sandusky, Ohio	44870-5259
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 626-0830

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Depositary Units (Representing Limited Partner Interests)	FUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On November 3, 2023, Cedar Fair, L.P. (the “Company”) announced that it has commenced consent solicitations (the “Consent Solicitations”) from the holders of its 5.375% Senior Notes due 2027 (the “2027 Notes”), 5.250% Senior Notes due 2029 (the “2029 Notes”), 5.500% Senior Secured Notes due 2025 (the “2025 Notes”) and 6.500% Senior Notes due 2028 (the “2028 Notes” and, together with the 2027 Notes, the 2029 Notes and the 2025 Notes, collectively, the “Notes”) to amend certain provisions of the applicable indentures governing the Notes (the “Indentures”).

The Consent Solicitations are being conducted in connection with the Company’s previously announced agreement to merge (the “Merger”) with Six Flags Entertainment Corporation, a Delaware corporation (“Six Flags”), pursuant to the Agreement and Plan of Merger, dated as of November 2, 2023 (the “Merger Agreement”). The Company is soliciting consents to enable the Company and other co-issuers of the Notes to select November 2, 2023, the date the Merger Agreement was entered into, as the testing date for purposes of calculating, with respect to the Merger and related transactions, any and all ratio tests under the Indentures, including (i) the 5.50 to 1.00 total indebtedness to consolidated cash flow ratio test, (ii) in the case of the 2027 Notes, the 2029 Notes and the 2028 Notes, the 3.75 to 1.00 consolidated secured indebtedness leverage ratio test, and (iii) in the case of the 2025 Notes, the 3.75 to 1.00 consolidated first lien leverage ratio test, each of which is satisfied when tested on November 2, 2023. The obligations of the Company, Six Flags and the other parties to the Merger Agreement to consummate the Merger in accordance with the terms thereof are not conditioned on a successful completion of the Consent Solicitations. The Merger will not constitute a Change of Control under and as defined in the Indentures.

In connection with the Consent Solicitations, the Company issued a press release on November 3, 2023 announcing the commencement of the Consent Solicitations. A copy of such press release is furnished as Exhibit 99.1 attached hereto and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filings of the Company under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filings.

Forward Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements as to the Company’s expectations, beliefs, goals, strategies regarding the future, the completion of the Consent Solicitations, the satisfaction of any conditions relating to the payment of the consent payment and the potential completion of the Merger. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that the Company or Six Flags expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “anticipate,” “believe,” “create,” “expect,” “future,” “guidance,” “intend,” “plan,” “potential,” “seek,” “synergies,” “target,” “will,” “would,” similar expressions, and variations or negatives of these words identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These estimates, projections, and other forward-looking statements, including our calculation of the Total Indebtedness to Consolidated Cash Flow Ratio, Consolidated Secured Indebtedness Leverage Ratio and Consolidated First Lien Leverage Ratio after giving pro forma effect to the Merger, may involve risks and uncertainties that are difficult to predict, may be beyond our control and could cause actual results to differ materially from those described in such statements. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of the Company and Six Flags, and that could cause actual results to differ materially from those expressed in such forward-looking statements. Important factors, including general economic conditions, the impacts of public health concerns, adverse weather conditions, competition for consumer leisure time and spending, unanticipated construction delays, changes in the Company’s capital investment plans and projects and other factors discussed from time to time by the Company in its reports filed with the Securities and Exchange Commission (the “SEC”) could affect attendance at the Company’s parks and the Company’s growth strategies, and cause actual results to differ materially from the Company’s expectations or otherwise to fluctuate or decrease.

Additional information on risk factors that may affect the business and financial results of the Company can be found in the Company’s Annual Report on Form 10-K and in the filings of the Company made from time to time with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether a result of new information, future events, information, circumstances or otherwise that arise after the publication of this document.

Important Information about the Merger and Where to Find It

In connection with the Merger, the Company and Six Flags will cause CopperSteel HoldCo, Inc. (“HoldCo”) to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Six Flags and a prospectus of HoldCo. After the registration statement has been declared effective, a definitive proxy statement/prospectus will be mailed to stockholders of Six Flags. The Company, Six Flags and HoldCo may also file other documents with the SEC regarding the Merger. This communication is not a substitute for the registration statement, proxy statement/prospectus or any other document that the Company, Six Flags or HoldCo (as applicable) may file with the SEC in connection with the Merger. BEFORE MAKING ANY VOTING AND/OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND SIX FLAGS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS (WHEN THEY BECOME AVAILABLE) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when they become available), as each may be amended from time to time, as well as other filings containing important information about the Company or Six Flags, without charge at the SEC’s Internet website (http://www.sec.gov). Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by the Company, Six Flags and HoldCo through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of the Company or Six Flags at the following:

Cedar Fair

Investor Contact: Michael Russell, 419.627.2233

Media Contact: Gary Rhodes, 704.249.6119

Alternate Media Contact: Andrew Siegel / Lucas Pers, Joele Frank, 212.355.4449

Six Flags

Evan Bertrand

Vice President, Investor Relations and Treasurer

+1-972-595-5180

investorrelations@sftp.com

The information included on, or accessible through, the Company’s or Six Flags’ website is not incorporated by reference into this communication.

Participants in the Solicitation

The Company, Six Flags, HoldCo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Six Flags stockholders in respect of the proposed transaction. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s Form 10-K for the year ended December 31, 2022 filed with the SEC on February 17, 2023 and its proxy statement filed with the SEC on April 13, 2023, and subsequent statements of changes in beneficial ownership on file with the SEC. Information regarding Six Flags’ directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Six Flags’ Form 10-K for the year ended January 1, 2023 filed with the SEC on March 7, 2023 and its proxy statement filed with the SEC on March 28, 2023, and subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated November 3, 2023 (furnished herewith)

104	Cover Page Interactive Data File-Embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR FAIR, L.P.

By:	Cedar Fair Management, Inc., its General Partner

By:	/s/ Brian C. Witherow
Name:	Brian C. Witherow
Title:	Executive Vice President and Chief Financial Officer

Date: November 3, 2023